UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 12, 2016

FUTUREWORLD CORP.

(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10901 Roosevelt Boulevard North, Suite 1000 Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-16)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 PFR 240.13e-4(c))

FORWARD LOOKING STATEQENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filing") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrants management as well as estimates and assumptions made by Registrants management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate the Registrant or Registrants management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrants industry, Registrants operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events.

On January 5th, 2016, FutureWorld Corp signed a lease agreement with Bongo International LLC, a division of Federal Express, to sublease certain premises comprised of approximately 12,146 Square Feet of warehouse and office space located at 10901 Roosevelt Boulevard North, Suite 1000, St. Petersburg, Florida. The sublease is for two years at a cost of $5,000 per month for the first year and $6,000 per month for the second year. The Company would have an option to continue the lease with the property owner at the end of the current sublease. The space includes around 6K SF of warehouse space and 6K SF of office space.

The move was necessary to accommodate Company’s rapid growth especially for HempTech and CB Scientific’s future expansion. HempTech will use the facility to design, manufacture and develop environmental controlled agricultural urban pods (farms) for grows of all types including the Cannabis industry. Our new facility will accommodate growth for the foreseeable future for all subsidiaries including NutraCann, Bioceutical Sciences, URVape, CB Scientific, HempTech and other newly invested and developed business units and subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  January 12, 2016